U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 12, 2005


                               ARADYME CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        000-50038            33-0619254
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)


                 1255 North Research Way,
                      Building Q3500
                        Orem, Utah                         84097
         ----------------------------------------        ---------
         (Address of principal executive offices)        (Zip code)


                                  801-705-5000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

             ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 12, 2005, Aradyme Corporation entered into an investment agreement with Eagle Rock Capital, LLC, an affiliate of Merwin D. Rasmussen, a director and corporate secretary of Aradyme. On the date of the agreement, the closing sales price of Aradyme's common stock was $0.37 per share.

         Under the agreement, Aradyme has agreed to sell to Eagle Rock Capital, in a series of tranches over the succeeding 15 months, up to 15,000,000 shares of common stock at $0.20 per share and warrants to purchase up to an additional 15,000,000 shares of common stock with exercise prices escalating from $0.50 per share to $1.00 per share. All of the warrants expire on December 12, 2010. If all of the tranches are fully funded, Aradyme will receive $3,000,000 without regard to any additional amounts that would be received if any of the warrants are exercised.

         In the initial tranche, which was funded upon the execution of the agreement on December 12, 2005, Eagle Rock Capital paid Aradyme $1,000,000 for 5,000,000 shares of common stock and warrants to purchase an additional 5,000,000 shares of common stock at an exercise price of $0.50 per share. The number of warrants issuable on any funding tranche will be increased or decreased if actual funding of the tranches is accelerated or delayed, respectively.

         The agreement obligates Aradyme to file a registration statement with the Securities and Exchange Commission on or before February 10, 2006, registering the resale of both the shares of common stock and the shares of common stock issuable upon the exercise of the warrants acquired under the agreement as well as certain other shares designated by Eagle Rock Capital.

         Eagle Rock Capital required Aradyme to complete certain actions as conditions of the agreement, including:

         o converting $200,000 of convertible debt to an unrelated third party due November 15, 2005, into common stock of the Company at $0.40 per share;

         o restructuring its employment agreements with its executive officers to make them "at will" employees, subject to six months' termination benefits if they are terminated other than for cause; and

         o seeking stockholder approval of an amendment to the certificate of incorporation that would increase Aradyme's authorized common stock from 50,000,000 shares to 100,000,000 shares to allow the issuance of all shares required on full funding of the agreement.

         The agreement also provides Eagle Rock Capital with a right of first refusal to provide additional equity financing for a period of 18 months or until the funding of all tranches under the agreement is complete.

               ITEM 3.02--UNREGISTERED SALES OF EQUITY SECURITIES.

         The information provided in Item 1.01 above is incorporated herein by reference.

         On December 12, 2005, Aradyme agreed to issue up to 15,000,000 shares of common stock and warrants to purchase an additional 15,000,000 shares of common stock (subject to certain adjustments) to one accredited investor. The purchaser was an affiliate of one of Aradyme's directors and negotiated the terms of the transaction directly with Aradyme's executive officers. No general solicitation was used, no commission or other remuneration was paid in connection with such transaction, and no underwriter participated. The purchaser acknowledged, in writing, the receipt of restricted securities and consented to a legend on the certificate issued and stop-transfer instructions with the transfer agent. This transaction was effected in reliance on the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering.

         On December 12, 2005, Aradyme agreed to issue 500,000 shares of common stock upon the conversion of unpaid convertible debt in the principal amount of $200,000, at a conversion price of $0.40 per share. The purchaser was an accredited investor. No general solicitation was used, no commission or other remuneration was paid in connection with such transaction, and no underwriter participated. The purchaser acknowledged, in writing, the receipt of restricted securities and consented to a legend on the certificate issued and stop-transfer instructions with the transfer agent. This transaction was effected in reliance on the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering.

                       ITEM 7.01--REGULATION FD DISCLOSURE

         On December 16, 2005, Aradyme Corporation issued a press release, a copy of which is attached as Exhibit 99.01.

         The information in this Item 7.01, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following are exhibits to this report:

   Exhibit
   Number                   Title of Document                      Location

     10         Material Contracts
--------------  -----------------------------------------------  ---------------
    10.22    Stock Purchase Agreement between Aradyme            To be filed
             Corporation and Eagle Rock Capital, LLC,
             dated December 12, 2005
    10.23    Registration Rights Agreement between Aradyme       To be filed
             Corporation and Eagle Rock Capital, LLC, dated
             December 12, 2005

    10.24 Form of Warrant to be Issued Pursuant to Stock To be filed Purchase Agreement between Aradyme Corporation and Eagle Rock Capital, LLC, dated
             December 12, 2005
    10.25 Employment Agreement between Aradyme Corporation To be filed and James R. Spencer, dated December 12, 2005
    10.26 Employment Agreement between Aradyme Corporation To be filed and Scott A. Mayfield, dated December 12, 2005
    10.27 Employment Agreement between Aradyme Corporation To be filed and Merwin D. Rasmussen, dated December 12, 2005
    10.28 Conversion Agreement between Aradyme Corporation To be filed and Shan Lassig, dated December 12, 2005

     99         Miscellaneous
--------------  -----------------------------------------------  ---------------
    99.01       Press release dated December 16, 2005            Attached


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ARADYME CORPORATION
                                                  Registrant


Dated: December 16, 2005                          By:  /s/ James R. Spencer
                                                     ---------------------------
                                                     James R. Spencer,
                                                     Chief Executive Officer